UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 Form 8-K



                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                             February 3, 2005
                              Date of Report


                             February 3, 2005
                     (Date of earliest event reported)



                        BUCYRUS INTERNATIONAL, INC.
          (Exact Name of Registrant as Specified in its Charter)


                                 333-16715
                         (Commission File number)


             DELAWARE                        39-0188050
  (State or Other Jurisdiction of           (IRS Employer
  Incorporation or Organization)         Identification No.)

           P. O. BOX 500
       1100 MILWAUKEE AVENUE
    SOUTH MILWAUKEE, WISCONSIN                  53172
(Address of Principal Executive Offices)      (Zip Code)


                              (414) 768-4000
           (Registrant's Telephone Number, Including Area Code)



       (Former name or former address, if changed since last report)




Item 2.02.  Results of Operations and Financial Condition.

and

Item 7.01.  Regulation FD Disclosure.


   The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure".


   On February 3, 2005, Bucyrus International, Inc. (the "Company") issued a press release announcing summary unaudited results for the three and twelve months ended December 31, 2004. A copy of the press release is furnished as
Exhibit 99.1 to this report and is incorporated by reference.


Item 9.01.  Financial Statements and Exhibits

   (c)    Exhibits.


Exhibit No.   Description
___________   ____________________________________________________________

   99.1 Press Release of the Registrant, dated February 3, 2005, announcing summary unaudited results for the three and twelve months ended December 31, 2004.




                                SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                BUCYRUS INTERNATIONAL, INC.




                                By:     /s/ Craig R. Mackus
                                        _____________________________

                                Name:   Craig R. Mackus
                                Title:  Chief Financial Officer,
                                        Secretary and Controller


Dated:  February 3, 2005




                               EXHIBIT INDEX



Exhibit No.   Description
___________   ____________________________________________________________

   99.1 Press Release of the Registrant, dated February 3, 2005, announcing summary unaudited results for the three and twelve months ended December 31, 2004.